U.S. Securities and Exchange Commission
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 23, 2018

Commission File No. 001-33718

U.S. STEM CELL, INC.
 (Name of small business issuer as specified in its charter)

Florida	65-0945967
State of Incorporation	IRS Employer Identification No.

13794 NW 4th Street, Suite 212, Sunrise, Florida 33325
(Address of principal executive offices)

 (954) 835-1500
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change In Registrant’s Certifying Accountant

(a) Our previous independent registered public accounting firm:

On April 23, 2018, Fiondella, Milone & LaSaracina LLP (the “Former Auditor”) resigned as independent registered public accounting firm for U.S. Stem Cell, Inc. (the “Company”). Except as set forth below, the reports of the Former Auditor on the Company’s financial statements for years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principle. However, the reports of the Former Auditor on the Company’s financial statements for each of the years ended December 31, 2017 and December 31, 2016 contained an explanatory paragraph, which notes that there was substantial doubt about the Company’s ability to continue as a going concern.

During the years ended December 31, 2017 and December 31, 2016, and the subsequent period through April 23, 2018 there were no: (i) disagreements with Fiondella, Milone & LaSaracina LLP (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fiondella, Milone & LaSaracina LLP, would have caused them to make reference thereto in their report on financial statements for such years; or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Fiondella, Milone & LaSaracina LLP with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Fiondella, Milone & LaSaracina LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree.  A copy of the requested letter furnished from Fiondella, Milone & LaSaracina LLP is attached as Exhibit 16.1 to this report.

(b) New independent registered public accounting firm.

On April 23, 2018, and effective the same date, on the recommendation of the Registrant’s Board of Directors, the Registrant engaged RBSM LLP, as its independent registered audit firm to audit the Registrant’s financial statements for the fiscal year ended December 31, 2018 and to perform procedures related to the financial statements included in the Registrant’s quarterly reports on Form 10-Q, beginning with the quarter ending March 31, 2018.

During the fiscal years ended December 31, 2017 and 2016 and through the date of the engagement of RBSM LLP, neither the Registrant nor anyone on its behalf has consulted with RBSM LLP, regarding either:

(1)  The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that RBSM LLP concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

(2)  Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter of Fiondella, Milone & LaSaracina LLP to the Securities and Exchange Commission dated April 26, 2018.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Date: April 26, 2018	U.S. Stem Cell, Inc. By: /s/ Michael Tomas
Michael Tomas
Chief Executive Officer